UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2012

Medytox Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54346	54-2156042
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant's Business and Operations

Item 1.01.  Entering into a Material Definitive Agreement

As previously reported in the Form 8-K filed on May 21, 2012, on May 14, 2012, Medytox Solutions, Inc. ("Medytox") borrowed $550,000 from TCA Global Credit Master Fund, LP ("TCA") pursuant to the terms of the Senior Secured Revolving Credit Facility Agreement, dated as of April 30, 2012 (the "Credit Agreement"), among Medytox, Medytox Medical Marketing & Sales, Inc., Medytox Diagnostics, Inc., PB Laboratories, LLC and TCA.  On August 8, 2012, Medytox borrowed an additional $525,000 from TCA pursuant to the terms of Amendment No. 1 to Senior Secured Revolving Credit Facility Agreement, dated as of July 31, 2012 ("Amendment No. 1").  These additional funds will be used for general corporate purposes.

Amendment No. 1 effected certain changes to the terms of the Credit Agreement:

•

the revolving loan commitment was increased from $550,000 to $1,100,000 and is subject to further increase, up to a maximum of $4,000,000, in TCA's sole discretion;

•

the maturity date of the loan was extended to February 8, 2013 from the original maturity date of November 30, 2012 (subject to TCA's continuing ability to call the loan upon 60 days written notice); and

•

a prepayment penalty was added of 5% if substantially all of the loan is prepaid between 91 and 180 days prior to February 8, 2013, or 2.50% if substantially all of the loan is prepaid within 90 days of February 8, 2013.

Medytox paid certain fees to TCA, as set forth in Amendment No. 1.  Medytox also issued to TCA 30,000 shares of its restricted common stock as a fee for corporate advisory and investment banking services provided by TCA.

In connection with Amendment No. 1, Medytox executed an Amended and Restated Revolving Promissory Note in the amount of $1,100,000.  Except as provided in Amendment No. 1, the terms of the Credit Agreement remain in full force and effect.

There are no material relationships between Medytox or any of its affiliates and TCA, other than with respect to the Credit Agreement and Amendment No. 1.

Also as previously reported in the Form 8-K filed on December 12 2011, on December 6, 2011 Medytox entered into three agreements with Valley View Drive Associates, LLC ("Valley View"), namely a promissory note in the original principal amount of $500,000 (the "Note"), a convertible promissory note in the original principal amount of $500,000 (the "Convertible Note"), and a security agreement (the "Security Agreement") under which Medytox and Medytox Medical Management Solutions Corp. and Medytox Institute of Laboratory Medicine, Inc. (each a wholly-owned subsidiary of Medytox) pledged certain collateral to Valley View in connection with the Note and the Promissory Note.

On July 27, 2012, the parties entered into amendments of each of the Note, the Convertible Note and the Security Agreement.  The maturity and the repayment terms of the principal of the Note were revised so that the first payment of $50,000 will be made on November 30, 2012, with additional payments of $50,000 on the last working day of each month thereafter for nine months until September 30, 2013.  The maturity and the repayment terms of the principal of the Convertible Note were revised so that the first payment of $50,000 will be made on January 31, 2013, with additional payments of $50,000 on the last working date of each month thereafter for nine months until October 31, 2013.  The Security Agreement was amended to provide that all obligations owed by Medytox and its subsidiaries to TCA pursuant to the Credit Agreement, and all liens and security interests granted to TCA pursuant to the Credit Agreement, are senior to and have first priority over any security interest granted to Valley View pursuant to the Security Agreement.

The foregoing is qualified in its entirety by reference to (i) Amendment No. 1, a copy of which is filed herewith as Exhibit 10.1, (ii) the Amended and Restated Revolving Promissory Note, a copy of which is filed herewith as Exhibit 10.2, (iii) the Amendment to Promissory Note, a copy of which is filed herewith as Exhibit 10.3, (iv) the Amendment to Convertible Promissory Note, a copy of which is filed herewith as Exhibit 10.4, and (v) the Amendment to Security Agreement, a copy of which is filed herewith as Exhibit 10.5.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference.

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Medytox filed a Certificate of Designation on July 6, 2012 with the Secretary of State of the State of Nevada to authorize the issuance of up to 5,000 shares of its Series B Non-Convertible Preferred Stock, par value $.0001 per share (the "Series B Preferred").  The Certificate of Designation set forth the terms and conditions of the Series B Preferred.  As of the date hereof, no shares of Series B Preferred have been issued.

The foregoing is qualified in its entirety by reference to the Certificate of Designation for the Series B Non-Convertible Preferred Stock, par value $.0001 per share, of Medytox, a copy of which is filed herewith as Exhibit 3.7.

Section 9 – Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
3.7	Certificate of Designation for the Series B Non-Convertible Preferred Stock, par value $.0001 per share, of Medytox Solutions, Inc.
10.1

Amendment No. 1 to Senior Secured Revolving Credit Facility Agreement, dated as of July 31, 2012, among Medytox Solutions, Inc., Medytox Medical Marketing & Sales, Inc., Medytox Diagnostics, Inc., PB Laboratories, LLC and TCA Global Credit Master Fund, LP

10.2	Amended and Restated Revolving Promissory Note, dated July 31, 2012, issued by Medytox Solutions, Inc. to TCA Global Credit Master Fund, LP
10.3	Amendment to Promissory Note, dated as of July 27, 2012, between Medytox Solutions, Inc. and Valley View Drive Associates, LLC
10.4	Amendment to Convertible Promissory Note, dated as of July 27, 2012, between Medytox Solutions, Inc. and Valley View Drive Associates, LLC
10.5

Amendment to Security Agreement, dated as of July 27, 2012, among Medytox Solutions, Inc., Medytox Medical Management Solutions Corp. and Medytox Institute of Laboratory Medicine, Inc. in favor of Valley View Drive Associates, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2012

MEDYTOX SOLUTIONS, INC.

/s/ William G. Forhan

William G. Forhan,
CEO and Chairman
(principal executive officer)

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EXHIBIT INDEX

Exhibit No.

Description

3.7	Certificate of Designation for the Series B Non-Convertible Preferred Stock, par value $.0001 per share, of Medytox Solutions, Inc.
10.1

Amendment No. 1 to Senior Secured Revolving Credit Facility Agreement, dated as of July 31, 2012, among Medytox Solutions, Inc., Medytox Medical Marketing & Sales, Inc., Medytox Diagnostics, Inc., PB Laboratories, LLC and TCA Global Credit Master Fund, LP

10.2	Amended and Restated Revolving Promissory Note, dated July 31, 2012, issued by Medytox Solutions, Inc. to TCA Global Credit Master Fund, LP
10.3	Amendment to Promissory Note, dated as of July 27, 2012, between Medytox Solutions, Inc. and Valley View Drive Associates, LLC
10.4	Amendment to Convertible Promissory Note, dated as of July 27, 2012, between Medytox Solutions, Inc. and Valley View Drive Associates, LLC
10.5

Amendment to Security Agreement, dated as of July 27, 2012, among Medytox Solutions, Inc., Medytox Medical Management Solutions Corp. and Medytox Institute of Laboratory Medicine, Inc. in favor of Valley View Drive Associates, LLC

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